Exhibit 99.2

Ultralow Temperature Cryoablation of Ventricular Tachycardia: Interim Analysis of Acute Outcomes of the FULCRUM-VT Trial Travis D. Richardson, MD Assistant Professor of Medicine Clinical Cardiac Electrophysiology on behalf of FULCRUM-VT Investigators

DISCLOSURES • Consultant/honoraria for Medtronic Inc, Johnson & Johnson, Boston Scientific, and Abbott.

DISCLAIMER This presentation describes a preliminary assessment;subject to study database lock, source data monitoring, and final analysis. Final data will be finalized for US FDA submission to support a pre-market approval (PMA) of this Investigational Device. US FDA has not reviewed these data.

MOTIVATION

- Continuing search for new ablation technology to improve both effectiveness and safety of VT ablations
- Traditional (N_20-base, T_b=-88.5^{0}C) cryoablation technology is useful in certain clinical scenarios but lacks power and lesion depth advantage over RF.



ADJUNCTS AND ALTERNATIVES TO RF ABLATION
a. lower ionic irrigant
b. impedance modulation
c. needle-tipped electrode
d. simultaneous unipolar ablation
e. bipolar ablation
Alternatives to radiofrequency
a. cryoablation
b. chemical ablation
c. pulse-field ablation
d. radiation therapy

Guandalini GS, Liang JJ, Marchlinski FE. Ventricular Tachycardia Ablation: Past, Present, and Future Perspectives. J Am Coll Cardiol EP 2019;5:1363–83

VT = Ventricular Tachycardia; RF= Radiofrequency

VANDERBILT UNIVERSITY MEDICAL CENTER

ULTRA-LOW TEMPERATURE CRYOABLATION

OPERATING PRINCIPLE[1]



Near-Critical (NC) Region
Critical Point
OPERATING POINT
1:1 (continuous flow)
~200:1 ("vapor lock")
Volume Expansion
Pressure (MPa)
3.0
2.0
1.0
LIQUID N2
GAS N2
TB= -196°C
-200
-180
-160
-140
Temperature (°C)

NEAR-CRITICAL (NC)-N_2: combination of pressure and temperature suppresses liquid-gas phase transition

- Viscosity of a gas
- Density and heat capacity of a liquid
- "Vapor lock" – free flow

ULTC TARGET

PHYSIOLOGY OF CRYOABLATION[2,3,4,5,6]



Tissue Temperature
Hypothermic Stress
37°C
Reversible Effects
Apoptotic Cell Death
0°C
Vascular-Mediated Injury
Extracellular Ice
-20°C
Solution Effect Injury
Intracellular Ice
-30°C to -40°C
Direct Cell Destruction
Most Direct Way To Permanently Destroy Cells

[1]*Adopted with modifications from: Littrup P, Babkin A. Evolving Concepts: Near-Critical Cooling-Based Technologies. In: Cryoablation of Cardiac Arrhythmias. Elsevier Health Sciences 2011.*

[2] *Erinjeri JP, Clark TWI. J Vasc Interv Radiol. 2010; 21(8 Suppl): S187–S191*
[3] *Baust JG, Bischof JC, et al. Prostate Cancer and Prostatic Disease (2015) 18, 87–95*
[4] *Choi J, Bischof J. Cryobiology 2017; 78: 115-118*
[5] *Petrova EV, Brecjt HP, et al. Phys. Med. Biol 2019; 63(6): 064002*
[6] *Cox JL, Malaisrie SC, Churyla A, et al. Ann Thorac Surg 2021;112:354-62*

VANDERBILT UNIVERSITY MEDICAL CENTER
VanderbiltHeart.com

ULTC SYSTEM DESIGN

CONSOLE AND DEFLECTABLE CATHETER



Adagio MEDICAL
N_2
LN_2
T_b=-196^{0}C
~ F-curve
9 Fr
8 electrodes
15 mm

- Deep, titratable lesions for endocardial ablation
- No apparent attenuation of lesion depth in areas of scar
- Catheter stability during energy application
- No irrigation

LESION DEPTH TITRATION

(Freeze-Thaw-Freeze protocol)[1]

Freeze Duration (sec)	Lesion Depth (mm)
30	< 4
60	4-6
120	7-9
180	≥ 10
240	*Safe in tissue ≥10 mm, but therapeutic benefit has not been established*
300	

PRE-CLINICAL 2-MIN LESION DEPTH ASSESSMENT[2]



HEALTHY
SCAR
Lesion Depth (in mm)
25
20
15
10
5
0
12.0 mm
13.0 mm
HEALTHY
SCAR
Lesion Width (in mm)
10.5 mm
11.0 mm

VANDERBILT UNIVERSITY MEDICAL CENTER

[1]CS-300 protocol. Adagio Medica, Inc. Data on File

[2]T. Dewland et al. Ultra-low temperature cryoablation versus ultra-low temperature cryoablation combined with pulsed field ablation in a swine ventricular infarct model. JaCC EP 2025, in press.

VanderbiltHeart.com

PRIOR CLINICAL DATA: CRYOCURE-VT STUDY A. Verma et al. Cryocure-VT: the safety and effectiveness of ultra-low-temperature cryoablation of monomorphic ventricular VanderbiltHeart.com tachycardia in patients with ischaemic and non-ischaemic cardiomyopathies Europace 2024, MAE = Major Adverse Event LVEF= Left Ventricular Ejection Fraction

STUDY DESIGN

Feasibility of Ultra-Low Temperature Cryoablation for Recurring Monomorphic VT

- **Study Design**
  - Single arm; 206+ patients at 20 sites
  - Primary endpoints
    - Protocol-defined Major Adverse Events (MAEs) 0-7 days
    - Acute non-inducibility of VTs targeted for ablation
    - Freedom from sustained VT or ICD intervention wo AAD escalation
  - 12-mo health outcomes endpoints
    - Cardiac and overall mortality
    - Reduction in shock and VT hospitalizations

- **Patient Population**
  - 20% ≤ LVEF ≤ 50% , clinical indication for VT ablation
  - **ICM**
  - **NICM**
    - Including : ARVC
    - Excluding : sarcoidosis, active myocarditis, HCM, drug or alcohol CM, and **isolated epicardial scar**
  - ≤ 1 prior VT ablation in last 2 years

FULCRUM-VT PROGRAM



EARLY FEASIBILITY PHASE (EFS)
PIVOTAL ENROLLMENT PHASE
20 PATIENTS
4 CENTERS
COMPLETED IN '24
+187 PATIENTS
+15 CENTERS

- **207 PATIENT SAFETY COHORT**
- **155 PATIENT TREATMENT EFFECTIVENESS COHORT**
- **INDEPENDENT CEC AND DSMB COMMITTEES**
- **INDEPENDENT VT EVENTS COMMITTEE**

VANDERBILT UNIVERSITY MEDICAL CENTER

ARVC = Arrhythmogenic Right Ventricular Cardiomyopathy; HCM = Hypertrophic Cardiomyopathy; CM = Cardiomyopathy; RV= Right Ventricle
AAD= Antiarrhythmic Drugs; ICD = Implantable Cardioverter-Defibrillator; ICM = Ischemic Cardiomyopathy; NICM = NonIschemic Cardiomyopathy

20 32 155 All patients Treatment Cohort Number of Patients 207 155 Age 68 ± 11 y.o. 69 ± 10 y.o. Male Sex 92.4% 95.5% BMI 30 ± 6 30 ± 6 Cardiomyopathy 93.6% 91.4% ICM 60.8% 61.8% NICM 27.5% 23.7% both ICM and NICM 5.4% 5.9% LVEF 35% ± 10% 35% ± 10% ≤ 30% 38.2% 36.6% 31-40% 33.3% 35.8% 41-50% 23.7% 24.6% >50% 4.8% 3.0% CAD 72.4% 74.3% Prior MI 55.7% 60.3% Diabetes Mellitus 37.8% 40.3% Congestive Heart Failure 74.9% 78.3% Hypertension 84.1% 83.9% Class I AADs 2.0% 2.1% Class III AADs 82.8% 82.0% Amiodarone 64.1% 64.4% PATIENT POPULATION PATIENT COHORT DETAILS EFS Cohort Roll-In Patients Treatment Cohort Roll-in patients (one per operator) are counted towards safety but not effectiveness endpoints.

110 53 46 54 17 0 50 100 150 200 206 250 Procedure Time Catheter Dwell Time Ablation Time Freeze Time Mapping Time Fluoroscopy Time Minutes PROCEDURAL DETAILS Number of Patients n=143 Substrate Mapping 94% Activation Mapping 73% Pace Mapping 65% Entrainment Mapping 15% Number of Patients n=143 Substrate Homogenization 69% VT Exit 63% Slow Conduction Channel 55% VT Isthmus 39% LAVA Elimination 17% Scar De-channeling 10% Core Isolation 1% Number of Patients n=143 Lesions / patients 12 +/- 6, range [2-34] Freeze time* / lesion, min 4 +/- 1, range [1-8] MAPPING STRATEGIES ABLATION STRATEGIES / TARGETS PROCEDURAL TIMES * includes both primary and secondary freezes LAVA = Local Abnormal Ventricular Activities

LESION DISTRIBUTION • Substantial difference in lesion distribution between patients with NICM vs ICM ISCHEMIC CARDIOMYOPATHY NON- ISCHEMIC CARDIOMYOPATHY RV RV ANTERIOR 2.5% LATERAL LATERAL ANTERIOR 15.0% 15.1% INFERIOR 9.1% INFERIOR 2.4% 3.7% 2.2% 0.0% 3.2% 1.4% 4.0% 8.3% 0.3% 4.4% 3.5% 0.0% 1.2% 0.8% 0.3% 2.3% 6.0% 5.5%

SAFETY: PROCEDURE-RELATED EVENTS All patients Treatment Cohort Number of Patients 207 155 Cardiac Perforation 2 (1.0%)* Pericardial Effusion 3 (1.4%) 3 (1.9%) Shock 5 (2.4%) 2 (1.3%) Air Embolism Stroke 1 (0.5%) Resp Failure/ Hypoxia 3 (1.4%) 2 (1.3%) Access Site Complications 3 (1.0%) 2 (1.3%) Larynx Hematoma 1 (0.5%) 1 (0.6%) TOTAL 18 (8.7%) 10 (6.5%) PRIMARY SERIOUS ADVERSE EVENTS PER CEC ADJUDICATION ALL PATIENTS 207 1 (0.5%) 1 (0.5%) 1 (0.5%) 1 (0.5%) 4 (1.9%) ASSOCIATED MORTALITY * Includes one (1) EFS event adjudicated as “possibly-related” to procedure, and reported earlier - Investigational Device-related event • Primary Safety Endpoint: five (2.5%) of protocol-defined MAEs – Only one (0.5%) MAE definitely investigational device-related • sepsis post-surgery, roll-in patient • hypoxic failure after surgical RV laceration • acute decompensation post-anesthesia • air embolism during sheath exchange, roll-in patient

VT INDUCIBILITY AND ACUTE PROCEDURAL SUCCESS 154 patients 382 VTs 204 Clinical 135 Non-Clinical 43 Undetermined 201 Clinical 105 Non-Clinical 39 Undetermined 178 Clinical 93 Non-Clinical 28 Undetermined 298 Non-reinducible 8 Reinducible 39 No PES Done 5 Clinical 2 Non-Clinical 1 Undetermined 19 Clinical 10 Non-Clinical 10 Undetermined 97.4% Acute Success Number of Patients n=154 VTs per patient 2.8 % Clinical 53.4% % Hemodynamically Stable 34.6% Average CL (ms) 365 +/- 84 345 VTs Targeted for Ablation BASELINE INDUCIBILE VTs STATISTICS

117 2 4 No VTs reinduced in post-ablation PES Non-clinical VTs after post-ablation PES Clinical VTs in post-ablation PES PATIENT-LEVEL DATA: 96.7% CLINICAL SUCCESS 154 patients 17 patients 137 patients 14 patients 117 patients 2 patients 4 patients No VT induction after pre-ablation PES Clinical VTs(5) reinduced Neither clinical nor non-clinical VTs reinduced No clinical VTs, but non-clinical VTs are reinduced Post-ablation PES not performed Post-ablation PES 95.1% 96.7% - Full Success - Clinical Success PES = Programmed Electrical Stimulation

CONCLUSIONS • In large, multi-center cohort of patients with both ischemic and non-ischemic cardiomyopathies the ULTC system demonstrated very promising acute performance for ablation of VT associated with structural heart disease. – Favorable safety profile • Low rate of intra- and peri-procedural complications, consistent with underlying morbidity of the treated population • No signal of incremental risk associated with the specific technology/novel energy source – Excellent acute effectiveness • 97.4% elimination of targeted VTs • 96.7% patient-level clinical success (elimination of clinical VTs) • 6-mo outcome data should be available by HRS’ 26 • Next-generation catheter design (8.5Fr, D/F, more flexible, colder and shorter ablations) is in the works